EXHIBIT 10.46
AMENDMENT NO. 3
TO
AMERICA WEST CO-BRANDED CARD AGREEMENT
     THIS AMENDMENT NO. 3 TO AMERICA WEST CO-BRANDED CARD AGREEMENT (“Amendment No. 3”) is dated December 29, 2006, by and between US AIRWAYS GROUP, INC., a Delaware corporation (“US Airways Group”), and BARCLAYS BANK DELAWARE formerly known as JUNIPER BANK (“Juniper Bank”).
RECITALS
     WHEREAS, America West Airlines, Inc. (“America West”) and Juniper Bank are parties to that certain America West Co-Branded Card Agreement, dated January 25, 2005 (the “Original Agreement”), and
     WHEREAS, US Airways Group merged with America West’s parent company, America West Holdings Corporation, and America West assigned its rights and obligations under the Original Agreement to US Airways Group pursuant to that certain Assignment and First Amendment to America West Co-Branded Card Agreement, dated August 8, 2005 (the “First Amendment”), as amended by that certain Amendment No. 2 to America West Co-Branded Card Agreement, dated September 26, 2005 (the “Second Amendment”, and together with the First Amendment and the Original Agreement, the “Agreement”);
     WHEREAS, on May 25, 2006, Juniper Bank changed its name to Barclays Bank Delaware;
     WHEREAS, US Airways Group and Juniper Bank desire to amend and modify the terms of the Agreement to clarify the ** Mileage Award; and
     WHEREAS, Juniper Bank intends to use the ** Mileage Award to award miles to ** ;
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
1. Definitions. All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Agreement.
2. Amendment. Section 25 of the Agreement is deleted in its entirety and replaced with the following:
          “Section 25. **MILEAGE AWARD
                              US Airways Group shall provide ** frequent flyer miles **.”
3. Effectiveness. This Amendment No. 3 shall be effective on the Effective Date.

**	Confidential Treatment Requested.

4. Effect. Except as set forth in this Amendment No. 3, the Agreement shall remain in full force and effect and each of US Airways Group and Juniper Bank hereby restates and affirms all of the terms and provisions of the Agreement. If any conflict exists between the terms and provisions of the Agreement and this Amendment No. 3, the terms and provisions of this Amendment No. 3 will govern and control.
5. Entire Agreement. The Agreement, as amended by this Amendment No. 3, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.
6. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page by facsimile shall be effective as a manually executed signature page.
     IN WITNESS WHEREOF, Juniper Bank and US Airways Group have executed and delivered this Amendment No. 3 as of the date first written above.

US AIRWAYS GROUP	BARCLAYS BANK DELAWARE
Formerly known as
JUNIPER BANK
/s/ Michael J. Minerva	/s/ Lawrence Drexler

By: Michael J. Minerva	By: Lawrence Drexler
Title: Vice President & Deputy General Counsel	Title: General Counsel

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